EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OptimumBank Holdings, Inc. (the "Company") on Form 10-QSB Amendment No. 1 for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Richard L. Browdy, Chief Financial Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C.§ 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date:	August 15, 2007	By:	/s/ RICHARD L. BROWDY
Richard L. Browdy, Chief Financial Officer